Exhibit 10.1

FIRST AMENDMENT

TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

AMONG

LAREDO PETROLEUM, INC.,

as Borrower,

WELLS FARGO BANK, N.A.,

as Administrative Agent,

THE GUARANTORS SIGNATORY HERETO,

AND

THE BANKS SIGNATORY HERETO

FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”), dated as of January 31, 2014 (the “First Amendment Effective Date”), is among LAREDO PETROLEUM, INC., a corporation formed under the laws of the State of Delaware (“Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with Borrower, the “Credit Parties”); each of the Banks party hereto; and WELLS FARGO BANK, N.A., as administrative agent for the Banks (in such capacity, together with its successors, “Administrative Agent”).

Recitals

A.            Borrower, Administrative Agent and the Banks are parties to that certain Fourth Amended and Restated Credit Agreement dated as of December 31, 2013 (as amended prior to the date hereof, the “Credit Agreement”), pursuant to which the Banks have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of Borrower.

B.            The parties hereto desire to enter into this First Amendment to amend certain terms of the Credit Agreement as set forth herein, to be effective as of the First Amendment Effective Date.

C.            NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.              Defined Terms.  Each capitalized term which is defined in the Credit Agreement, but which is not defined in this First Amendment, shall have the meaning ascribed to such term in the Credit Agreement (as amended hereby).  Unless otherwise indicated, all section references in this First Amendment refer to the Credit Agreement.

Section 2.              Amendments to Credit Agreement.  In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement shall be amended effective as of the First Amendment Effective Date in the manner provided in this Section 2.

2.1          Additional Definition.  Section 1.1 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definition which shall read in full as follows:

“First Amendment Effective Date” means January 31, 2014.

2.2          Amended Definition.  The definition of “Permitted Investment” contained in Section 1.1 of the Credit Agreement is hereby amended by (a) deleting the word “and” immediately following clause (k) thereof, and (b) deleting clause (l) thereof and inserting in lieu thereof the following clauses (l) and (m):

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(l)            Investments in Medallion Gathering & Processing, LLC, a Texas limited liability company, and its subsidiaries, so long as (i) no Default, Event of Default or Borrowing Base Deficiency exists at the time such Investment is made or results therefrom, and (ii) the amount of such Investments (regardless of whether made before, on or following the First Amendment Effective Date) does not exceed $55,000,000 in the aggregate at any time; and

(m)          other Investments not to exceed $10,000,000 in the aggregate at any time.

Section 3.              Conditions Precedent.  The effectiveness of this First Amendment is subject to the following:

3.1          Administrative Agent shall have received counterparts of this First Amendment from the Credit Parties and the Required Banks.

3.2          Administrative Agent shall have received such other documents as Administrative Agent or special counsel to Administrative Agent may reasonably request.

Administrative Agent shall notify Borrower and the Banks of the effectiveness of this First Amendment, and such notice shall be conclusive and binding.

Section 4.              Representations and Warranties; Etc.  Each Credit Party hereby affirms: (a) that as of the date hereof, all of the representations and warranties contained in each Loan Paper to which such Credit Party is a party are true and correct in all material respects as though made on and as of the date hereof (unless made as of a specific earlier date, in which case, was true as of such date), (b) no Defaults exist under the Loan Papers or will, after giving effect to this First Amendment, exist under the Loan Papers and (c) no Material Adverse Change has occurred.

Section 5.              Miscellaneous.

5.1          Confirmation and Effect.  The provisions of the Credit Agreement (as amended by this First Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this First Amendment.  Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

5.2          Ratification and Affirmation of Credit Parties.  Each of the Credit Parties hereby expressly (a) acknowledges the terms of this First Amendment, (b) ratifies and affirms its obligations under the Facility Guaranty and the other Loan Papers to which it is a party, (c) acknowledges, renews and extends its continued liability under the Facility Guaranty and the other Loan Papers to which it is a party (in each case, as amended hereby), (d) agrees that its guarantee under the Facility Guaranty and the other Loan Papers (in each case, as amended hereby) to which it is a party remains in full force and effect with respect to the Obligations, as

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amended hereby, (e) represents and warrants that (i) the execution, delivery and performance of this First Amendment has been duly authorized by all necessary corporate or company action of the Credit Parties, (ii) this First Amendment constitutes a valid and binding agreement of the Credit Parties, and (iii) this First Amendment is enforceable against each Credit Party in accordance with its terms except as (A) the enforceability thereof may be limited by bankruptcy, insolvency or similar Laws affecting creditors’ rights generally, and (B) the availability of equitable remedies may be limited by equitable principles of general applicability, and (f) acknowledges and confirms that the amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations after giving effect to this First Amendment.

5.3          Counterparts.  This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

5.4          No Oral Agreement.  This written First Amendment, the Credit Agreement and the other Loan Papers executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties.  There are no subsequent oral agreements between the parties.

5.5          Governing Law.  This First Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of New York.

5.6          Payment of Expenses.  Borrower agrees to pay or reimburse Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to Administrative Agent.

5.7          Severability.  Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.8          Successors and Assigns.  This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

5.9          Loan Paper.  This First Amendment shall constitute a “Loan Paper” for all purposes under the other Loan Papers.

5.10        Waiver of Jury Trial.  Section 14.13 of the Credit Agreement is hereby incorporated by reference, mutatis mutandis.

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[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed effective as of the date first written above.

BORROWER:	LAREDO PETROLEUM, INC.

	By:	/s/ Richard C. Buterbaugh
	Name:	Richard C. Buterbaugh
	Title:	Executive V.P. & Chief Financial Officer

GUARANTOR:	LAREDO MIDSTREAM SERVICES, LLC

	By:	/s/ Richard C. Buterbaugh
	Name:	Richard C. Buterbaugh
	Title:	Executive V.P. & Chief Financial Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

WELLS FARGO BANK, N.A.,
as Administrative Agent and as a Bank

By:	/s/ Muhammad Dhamani
Name:	Muhammad Dhamani
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF AMERICA, N.A., as a Bank

By:	/s/ Michael Clayborne
Name:	Michael Clayborne
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Bank

By:	/s/ Mark E. Olson
Name:	Mark E. Olson
Title:	Authorized Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

SOCIETE GENERALE, as a Bank

By:	/s/ Elena Robciuc
Name:	Elena Robciuc
Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

UNION BANK, N.A., as a Bank

By:	/s/ Lara Sorokolit
Name:	Lara Sorokolit
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BMO HARRIS FINANCING, INC., as a Bank

By:	/s/ James V. Ducote
Name:	James V. Ducote
Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA, as a Bank

By:	/s/ Terry Donovan
Name:	Terry Donovan
Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Bank

By:	/s/ Michael Higgins
Name:	Michael Higgins
Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

COMPASS BANK, as a Bank

By:	/s/ Ann Van Wagener
Name:	Ann Van Wagener
Title:	Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BOKF, NA dba BANK OF OKLAHOMA,
as a Bank

By:	/s/ Pam Schloeder
Name:	Pam Schloeder
Title:	Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BRANCH BANKING AND TRUST
COMPANY, as a Bank

By:	/s/ Parul June
Name:	Parul June
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

COMERICA BANK, as a Bank

By:	/s/ John S. Lesikar
Name:	John S. Lesikar
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

GOLDMAN SACHS BANK USA, as a Bank

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BARCLAYS BANK PLC, as a Bank

By:	/s/ Vanessa A. Kurbatskiy
Name:	Vanessa A. Kurbatskiy
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

CITIBANK, N.A., as a Bank

By:	/s/ Ryan Watson
Name:	Ryan Watson
Title:	Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Bank

By:	/s/ Michael Spaight
Name:	Michael Spaight
Title:	Authorized Signatory

By:	/s/ Patrick Freytag
Name:	Patrick Freytag
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

ING CAPITAL LLC, as a Bank

By:	/s/ Charles Hall
Name:	Charles Hall
Title:	Managing Director

By:	/s/ Juli Bieser
Name:	Juli Bieser
Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

SUNTRUST BANK, as a Bank

By:	/s/ Shannon Juhan
Name:	Shannon Juhan
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

SCOTIABANC INC., as a Bank

By:	/s/ H. Thind
Name:	H. Thind
Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT